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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


Date of Report (Date of earliest event reported):    February 10, 2000


                              DANIEL GREEN COMPANY
             (Exact name of registrant as specified in its charter)



MASSACHUSETTS                      000-00774                 150327010
(State or other                    (Commission               (I.R.S. Employer
jurisdiction                       File Number)              Identification No.)
of incorporation)


                                 ONE MAIN STREET
                           DOLGEVILLE, NEW YORK 13329
                    (Address of principal executive offices)

                                 (315) 429-3131
              (Registrant's telephone number, including area code)
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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         (a) On February 10, 2000, Daniel Green Company entered into a definitive agreement to purchase Penobscot Shoe Company for approximately $17.8 million in cash, subject to certain adjustments. A Press Release was issued the following day.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit A - Press Release dated February 11, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  February 18, 2000            DANIEL GREEN COMPANY


                                     By: /s/ James R. Riedman
                                         ---------------------------------
                                         Name: James R. Riedman
                                         Title: Chairman and CEO


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